UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2008
VERIFONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32465 (Commission File Number)	04-3692546 (IRS Employer Identification No.)
2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices with zip code)
(408) 232-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     Effective January 25, 2008, VeriFone Inc. (the “Borrower”) and VeriFone Intermediate Holdings, Inc., wholly-owned subsidiaries of VeriFone Holdings, Inc. (the “Company”) entered into a First Amendment to Credit Agreement and Waiver (the “Amendment”) with the Lenders under its Credit Agreement, dated as of October 31, 2006. The Amendment extends the time periods for delivery of certain required financial information for the three month periods ended January 31, April 30 and July 31, 2007, the year ended October 31, 2007 and the three month period ending January 31, 2008. These delays result from the anticipated restatement of the historical quarterly financial statements and the related delays in filing the Company’s annual report on From 10-K for the year ended October 31, 2007 and quarterly report on Form 10-Q for the three months ending January 31, 2008 announce by the Company in December 2007. The Amendment extends the date for delivery of the required financial information to April 30, 2008. The Amendment also waives any default or event of default that may result from the Company’s failure to meet the filing requirements of the Securities Exchange Act of 1934, and related provisions of the Credit Agreement with respect to the anticipated restatement. In connection with the Amendment, the Borrower paid to consenting Lenders a fee of 0.25% of the aggregate amount outstanding under the term loan and revolving credit commitment made available by the consenting Lenders and agreed to an increase in the interest rate payable on the term loan of 0.25% per annum. This summary of the Amendment is qualified in its entirety by reference to the complete waiver filed as Exhibit 99.1 hereto.
     Forward-Looking Statements
     This report on Form 8-K contains forward-looking statements that involve risks and uncertainties. In some cases, forward-looking statements can be identified by words such as “anticipates,” “expects,” “believes,” “plans,” “predicts,” and similar terms. Risks, uncertainties and assumptions that could affect the Company’s forward-looking statements include, among other things, finalization of the restatements described above. Other risks and uncertainties include, but are not limited to, those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended October 31, 2006 and subsequent Quarterly Reports on Form 10-Q. Unless required by law, the Company expressly disclaims any obligation to update publicly any forward-looking statements, whether as result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibit is furnished as part of this Report on Form 8-K:
99.1	Amendment and Waiver dated as of January 25, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE HOLDINGS, INC.
Date: January 28, 2008	By:	/s/ Barry Zwarenstein
Barry Zwarenstein
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amendment and Waiver dated as of January 25, 2008